UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549
                                                    ----------

                          ENERGY INCOME AND GROWTH FUND
               ----------------------------------------------------
               (Exact name of registrant as specified in charter)


                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               ----------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                            ------------

                      Date of fiscal year end: NOVEMBER 30
                                              -------------
                   Date of reporting period: NOVEMBER 30, 2007
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                                               [LOGO] FIRSTTRUST
                                                                   ADVISORS L.P.

                                  ANNUAL REPORT
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 2007

                                     ENERGY
                                INCOME AND GROWTH
                                      FUND

                                                                EIP
                                                     Energy Income Partners, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Statement of Cash Flows ...................................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information ....................................................   21
Board of Trustees and Officers ............................................   25

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

      This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

      Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

      There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

      Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

      This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

      By reading the portfolio commentary by James J. Murchie, the Senior Portfolio Manager of EIP, the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

      It is important to keep in mind that the opinions expressed by Mr. Murchie are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                       ENERGY INCOME AND GROWTH FUND (FEN)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust") we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in Energy Income and Growth Fund for the 12-month period ended November 30, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased that the Fund is a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of Energy Income and Growth Fund
January 23, 2008

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

ENERGY INCOME AND GROWTH FUND

The investment objective of Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund will focus on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which the Fund's Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wachovia Midstream MLP Index, the total return for energy-related MLPs over the fiscal year ended November 30, 2007 was 13.7% and 12.8%, respectively. These returns reflect (for the Alerian MLP Index) 6.3 percentage points from income distribution and the remainder from share appreciation. For the Wachovia Midstream MLP Index, 6.3 reflects the percentage points from income distribution while the remainder is from share appreciation. These figures are according to data we collected from several sources, including the Alerian MLP Index and the Wachovia MLP Index. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 12 months, the average growth in per share cash distributions of energy-related MLPs has been about 12%, based on information we collected on year over year distribution growth of energy-related MLPs. In the early part of the year, MLP shares appreciated faster than this growth rate but since July, share appreciation reversed, even though growth in cash distributions continued at about the same pace.

The weakness in the last four months of fiscal year 2007 appears to be driven by concerns that MLPs will be unable to fund their growth due to a tighter credit market. Since MLPs pay out most or all of their cash flow every quarter, growth opportunities need to be financed with the issuance of new shares and new debt. Over the long term, this need to "get approval" from the capital markets for new projects imposes a welcome extra layer of scrutiny over these projects. However, there will be times when the capital markets are tight and less willing to provide new funding. Today's credit market is one of those times. Managers of equity and fixed-income funds are worried about monitoring their existing portfolios and have less time to analyze (and even less appetite to take on) new issues.

There are large differences, however, across the MLP universe. Smaller and newer MLPs involved in cyclical businesses are having the most difficult time accessing capital, while the older, more established MLPs involved in non-cyclical midstream operations, seem to have about the same ability to raise new capital as they did before. And since the bulk of the market capitalization of the MLP universe is made up of these more established midstream companies, we believe the sector as a whole is unlikely to experience any lasting negative effects of the current credit market turmoil.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of 9.4% 1, including the reinvestment of dividends, for the year ending November 30, 2007. This compares, according to collected data, to a total return of 7.7% for the S&P 500, 4.0% for the Lehman Credit Index of corporate bonds, 13.7% for the Alerian MLP Index, 12.8% for the Wachovia Midstream MLP Index and 6.4% for the Citigroup Broad Investment Grade Index. The Fund's market value total return for the twelve-month period covered by this report was 3.0% 2. The Fund's discount to NAV widened over the year. One year ago, on November 30, 2006, the Fund was priced at $24.49 while the NAV was $25.88, a 5.4% discount. On November 30, 2007, the Fund was priced at $23.82 while the NAV was $26.74, a discount of 10.9%. So while the price of the Fund's shares fell 2.7% for the year ending November 30, the NAV was actually up 3.3%. The widening of the Fund's discount to its NAV coincided with similar moves in many other closed-end funds. In fact, recent discounts to NAVs for closed-end funds in general are at historic levels, driven in large part by fears in the credit markets related to the uncertainty of sub-prime mortgage valuations. While the Fund's exposure to credit markets is limited to the leverage it employs, there are no positions in its portfolio that have exposure to mortgage-backed securities. However, the swing in sentiment resulting from the turmoil in the credit markets has affected assets that pay a substantial yield like MLPs and closed-end funds.

----------

1 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

2 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market value.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

While most of the Fund's portfolio companies are partnerships which do not pay state or federal income tax, the Fund does pay tax when gains in the portfolio are realized through the sale of appreciated securities. Before the shares are sold, as they appreciate, the NAV of the Fund grows at a slower pace than the underlying shares because we subtract from the NAV the future tax liability from the eventual sale of those securities. Thus, the NAV is lower than the net value of the securities in the portfolio because those taxes have not yet been paid, and will not be paid until the securities are actually sold. In the meantime, the Fund invests the value of this deferred tax liability in the Fund's portfolio, with the objective of earning a return and lowering the impact of the Fund's taxable status.

The Fund raised its dividend three times during the year: from $0.355 per share in October, 2006 to $0.375 in January, 2007; $0.380 in April, 2007; and $0.385
for the July and October, 2007 quarterly dividends. The $0.385 represents an 8.5% increase over the prior October dividend and reflects the growth in quarterly distributions from the Fund's portfolio companies. While the underlying growth in MLP distributions continues, the Fund is paying a slightly higher rate for the leverage it employs as prevailing interest rates for this type of borrowing have increased.

The Fund's weaker performance versus the MLP indices is in part a function of last year's success as the largest positions representing about 20% of the portfolio gave back some of the very strong outperformance they enjoyed in 2006. In addition, investments related to coal, shipping, and oil and gas production detracted from the Fund's performance.

                                   MANAGER Q&A

WHAT IS YOUR OVERALL OUTLOOK FOR THE MLP MARKET?

The MLP asset class continues to grow. Energy-related MLPs now number 70 with approximately $135 billion of market capitalization up from 57 MLPs a year ago with market cap of approximately $106 billion. The initial public offerings during the year accounted for about $3 billion of the increase in market cap; secondary share offerings accounted for about $12 billion; and share appreciation of about $14 billion accounted for the rest. The growth in the asset class is being partly driven by the market's demand for yield and the energy industry's desire to finance its organic spending opportunities. Historically, the energy industry was slow to sell its infrastructure assets (pipelines, terminals, storage facilities, etc.) to MLPs or to create MLPs from portions of their existing assets as they preferred to retain the more stable cash flows in order to stabilize their overall business. But after years of under-investment, energy infrastructure in North America is in need of much new capacity. Creating new infrastructure MLPs provides a valuable financing tool to fund these new projects. Very often, these assets will trade at a higher valuation once they are spun out into a pure-play infrastructure MLP with an attractive yield. In our view, this has spurred the energy industry to accelerate the creation of MLPs.

Along with the creation of new infrastructure MLPs, there are a lot of MLPs whose primary business is the production of oil and gas or shipping or refining. While some of these MLPs are attractive and have the potential for higher growth, they come with more risk associated with the cyclical nature of their businesses. Looking forward, we believe the MLP space will become less homogeneous and increasingly include all aspects of the energy industry. We welcome the new mix of companies as it provides opportunities for us to add value through our rigorous research and portfolio construction discipline. However, we will continue to have the bulk of the Fund's portfolio invested in companies whose primary business is energy infrastructure.

CAN YOU DESCRIBE THE CURRENT MLP MARKET IN MORE DETAIL?

The total return proposition of owning energy-related MLPs has been and continues to be their yield plus their growth, which over the last ten years has averaged about 7% annually. This average growth rate has accelerated to about 12% both last year and this year. The yield of the MLPs - weighted by market capitalization - on November 30, 2007 was about 6.7%, based on our study of the MLP energy-related universe.

The growth in MLP cash distributions is running above the long-term average primarily because of the profitable organic growth opportunities available today. In last year's report there was a discussion of the large industry trends that are driving these growth opportunities. Little has changed as these trends are slow to develop and will be with us for some time. They include the rapid growth of oil production out of Canada's oil sands development, the growth in onshore natural gas production from the application of new technologies in areas like the Rocky Mountains and the Fort Worth Basin in Texas, increased imports of crude oil and liquified natural gas, and increased demand for motor fuel additives like ethanol and bio-diesel. All these developments require additional pipelines, storage and terminaling investment. The MLPs as a group have done a great job capitalizing on these opportunities while the pipeline divisions inside the utility and oil companies are often viewed as cost centers and not profitable businesses in their own right. With higher oil and gas prices, the oil companies are inclined to spend their time drilling up new reserves and are content to let someone else do the more mundane work of building infrastructure. If potentially offering a 6.7% yield while generating over 10% growth is mundane, then we prefer the mundane.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

And so while the current market environment is choppy, the business of adding to North America's energy infrastructure backed by long-term contracts or regulated returns continues to grind on. While we do not know how long growth rates will continue above their long-term averages, we believe there is currently no slow down on the horizon.

WHAT CHANGES DOES THE NEW PORTFOLIO MANAGER ANTICIPATE MAKING TO THE FUND'S PORTFOLIO HOLDINGS?

We will be making changes to the portfolio that we think will achieve the following:

     1. Reduce exposure to cyclical businesses

     2. Increase exposure to stable growth

     3. Increase credit quality of portfolio companies

     4. Improve fundamental valuation characteristics

     5. Increase income as a percent of NAV

     6. Reduce concentration

We believe we can reduce the risk of the portfolio while at the same time increase its income generating ability. The changes in the investment climate make these changes the right thing to do as we believe it is the more established companies in less cyclical businesses that will have the best access to the capital markets and therefore continue to grow their distributions. Since these companies are viewed as more mundane, their valuations are often lower. Finally, we view a less concentrated portfolio as having less risk.

                            PORTFOLIO COMPONENTS (a)
                                NOVEMBER 30, 2007

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Coal                                                       6.5%
Oil & Gas Service                                          1.3%
Marine Transport                                           0.9%
BDC Investment Co. Energy Related                          0.2%
Midstream Oil                                             41.1%
Midstream Gas                                             36.4%
OIL & GAS                                                  7.6%
Propane                                                    6.0%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, appointed as the interim Sub-Advisor of FEN in September 2007, was founded in 2003 to provide professional asset management services in the area of energy-related Master Limited Partnerships and other high-payout securities such as Income Trusts and Royalty Trusts. EIP mainly focuses on infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from its corporate customers. EIP manages or supervises approximately $700 million of assets. While independent, EIP is affiliated with Ospraie Management, a $7 billion family of funds focused on the energy and commodity industries. The relationship with Ospraie enhances EIP's access to industry and company investment research. Lehman Brothers owns 20% of Ospraie Management. EIP's other funds include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP is a Registered Investment Advisor and currently serves as an interim investment sub-advisor to Energy Income and Growth Fund and investment advisor to another investment company in addition to FEN.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY - CONTINUED
--------------------------------------------------------------------------------

JAMES J. MURCHIE

FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

James Murchie founded EIP in 2003 and is the portfolio manager for all of its funds which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team was affiliated with Pequot Capital Management. In July 2006, EIP re-established its independence and began an affiliation with the Ospraie Wingspan portfolio of managers. From 1998 to 2003, he managed a long/short equity fund that invested in energy and cyclical equities and commodities as head of Lawhill Capital. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibility was investments in energy, commodities and related equities. From 1990-1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO

PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Eva Pao joined EIP in 2003 after graduating from Harvard Business School, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. Ms. Pao served as Vice President of Pequot Capital Management from 2005 to mid-2006. In July 2006, EIP re-established its independence and began an affiliation with the Ospraie Wingspan portfolio of managers. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp. where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2007

   SHARES                               DESCRIPTION                                 VALUE
------------   -------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS - 156.0%

               OIL, GAS & CONSUMABLE FUELS - 156.0%
     225,090   Abraxas Energy Partners, L.P. (b) (c) (d) ...................   $    3,749,999
          40   Alliance Holdings GP, L.P. ..................................              900
     128,502   Alliance Resource Partners, L.P. ............................        4,888,217
      37,197   Atlas Pipeline Partners, L.P. ...............................        1,670,145
     253,352   BreitBurn Energy Partners, L.P. (b) (c) .....................        6,346,645
     100,000   Buckeye Partners, L.P. ......................................        4,805,000
       1,210   Capital Product Partners, L.P. ..............................           29,911
     465,471   Clearwater Natural Resources, L.P. (b) (c) ..................        6,516,594
     486,882   Copano Energy, LLC ..........................................       18,988,398
     317,272   Crosstex Energy, L.P. .......................................       10,638,130
     106,910   Crosstex Energy, L.P. Series C Subordinated Units (b) (d) ...        3,482,925
     100,860   DCP Midstream Partners, L.P. ................................        4,108,028
      86,705   DCP Midstream Partners, L.P. (b) (c) ........................        3,434,784
      93,500   El Paso Pipeline Partners, L.P. (d) .........................        2,178,550
      65,112   Enbridge Energy Partners, L.P. ..............................        3,333,083
      66,000   Encore Energy Partners, L.P. ................................        1,327,920
     435,280   Energy Transfer Partners, L.P. ..............................       22,416,920
      92,500   Enterprise GP Holdings, L.P. ................................        3,257,850
     597,388   Enterprise Product Partners, L.P. ...........................       18,674,349
      88,709   EV Energy Partner, L.P. (b) (c) .............................        3,131,880
     102,143   Global Partners, L.P. .......................................        2,805,868
      73,100   Hiland Partners, L.P. .......................................        3,472,250
     250,000   Holly Energy Partners, L.P. .................................       10,875,000
     147,836   Inergy Holdings, L.P. .......................................        6,526,959
     329,275   Inergy, L.P. ................................................       10,635,583
     312,521   Kinder Morgan Energy Partners, L.P. .........................       15,810,437
     143,633   Linn Energy, LLC (b) (c) ....................................        3,742,421
      69,994   Linn Energy, LLC, Class D (b) (c) ...........................        1,715,294
      96,400   Magellan Midstream Holdings, L.P. ...........................        2,495,796
     437,756   Magellan Midstream Partners, L.P. ...........................       19,164,958
     294,720   MarkWest Energy Partners, L.P. ..............................        9,657,974
      25,477   Martin Midstream Partners, L.P. .............................          980,100
     230,338   Natural Resource Partners, L.P. .............................        7,412,277
     170,126   NuStar Energy, L.P. .........................................        9,629,132
      42,030   ONEOK Partners, L.P. ........................................        2,528,945
     479,516   Plains All American Pipeline, L.P ...........................       25,073,892
      66,500   Quest Energy Partners, L.P. (d) .............................        1,019,445
      27,600   Regency Energy Partners, L.P. ...............................          851,460
      15,000   Sunoco Logistics Partners, L.P. .............................          751,650
      14,632   Targa Resources Partners, L.P ...............................          417,012
      14,565   Teekay LNG Partners, L.P. ...................................          431,852
      55,000   TEPPCO Partners, L.P. .......................................        2,184,600
     159,396   U.S. Shipping Partners, L.P. ................................        1,984,480
     141,200   Williams Partners, L.P. .....................................        5,807,556
                                                                               ---------------

               TOTAL MASTER LIMITED PARTNERSHIPS ...........................      268,955,169
               (Cost $162,615,172)
                                                                               ---------------


Page 6                 See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007

   SHARES                               DESCRIPTION                                 VALUE
------------   -------------------------------------------------------------   --------------
CANADIAN INCOME TRUSTS - 3.3%

               OIL, GAS & CONSUMABLE FUELS - 3.3%
      20,000   AltaGas Income Trust ........................................   $      499,825
      81,800   Keyera Facilities Income Fund ...............................        1,515,012
     105,000   Mullen Group Income Fund ....................................        1,764,088
     115,000   Newalta Income Fund .........................................        1,782,589
      17,600   Phoenix Technology Income Fund ..............................          150,488
                                                                               --------------
               TOTAL CANADIAN INCOME TRUSTS ................................        5,712,002
               (Cost $6,051,774)
                                                                               --------------

COMMON STOCKS - 7.4%

               OIL, GAS & CONSUMABLE FUELS - 7.1%
     190,578   Abraxas Petroleum Corp. (e) .................................          647,965
     120,006   Enbridge Energy Management, LLC (e). ........................        6,211,504
      60,000   Enbridge, Inc. ..............................................        2,236,200
      45,560   Kinder Morgan Management, LLC (e) ...........................        2,280,269
      10,000   ONEOK, Inc. .................................................          465,000
      15,000   Spectra Energy Corp. ........................................          369,600
                                                                               --------------
                                                                                   12,210,538
                                                                               --------------
               CAPITAL MARKETS - 0.3%
      36,100   NGP Capital Resources Co. ...................................          529,587
                                                                               --------------
               TOTAL COMMON STOCKS .........................................       12,740,125
                  (Cost $11,230,510)
                                                                               --------------

RIGHTS - 0.0%

               OIL, GAS & CONSUMABLE FUELS - 0.0%
          17   Clearwater Natural Resources, L.P. - Rights (b) (c) (d) .....                0
                                                                               --------------

               TOTAL RIGHTS ................................................                0
               (Cost $0)
                                                                               --------------

WARRANTS - 0.0%

               OIL, GAS & CONSUMABLE FUELS - 0.0%
      48,956   Abraxas Petroleum Corp. - Warrants, Expiration
                  05/25/12 (b) (d) .........................................           90,946
                                                                               --------------

               TOTAL WARRANTS ..............................................           90,946
               (Cost $0)
                                                                               --------------

               TOTAL INVESTMENTS - 166.7% ..................................      287,498,242
               (Cost $179,897,456) (f)

               NET OTHER ASSETS AND LIABILITIES - (23.7)% ..................      (40,827,309)
               LOAN OUTSTANDING - (8.8)% ...................................      (15,250,000)
               SERIES A ENERGY NOTES PAYABLE - (19.7)% .....................      (34,000,000)
               SERIES B ENERGY NOTES PAYABLE - (14.5)% .....................      (25,000,000)
                                                                               --------------
               NET ASSETS - 100.0% .........................................   $  172,420,933
                                                                               ==============


                       See Notes to Financial Statements.                 Page 7

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(c) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. (See Note 2C).

(d)   Non-income producing security.

(e)   Non-income producing security which pays regular in-kind distributions.

(f)   Aggregate cost for federal income tax purposes is $166,522,941.


Page 8                 See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007

ASSETS:
Investments, at value
   (Cost ($179,897,456) ........................................................................................   $ 287,498,242
Cash ...........................................................................................................       2,895,994
Interest rate cap (Cost $267,633) ..............................................................................          76,609
Prepaid expenses ...............................................................................................         747,440
Receivables:
   Investment securities sold ..................................................................................       6,453,915
   Income taxes ................................................................................................         113,205
   Dividends ...................................................................................................          88,382
                                                                                                                   -------------
      Total Assets .............................................................................................     297,873,787
                                                                                                                   -------------
LIABILITIES:
Deferred income tax liability ..................................................................................      41,837,044
Series A Energy Notes payable ..................................................................................      34,000,000
Series B Energy Notes payable ..................................................................................      25,000,000
Outstanding loan ...............................................................................................      15,250,000
Payables:
      Investment securities purchased ..........................................................................       8,762,478
      Investment advisory fees .................................................................................         203,251
      Interest and fees due on loan and Energy Notes ...........................................................         149,648
      Audit and tax fees .......................................................................................         114,998
      Income taxes .............................................................................................          58,950
      Printing fees ............................................................................................          26,843
      Administrative fees ......................................................................................          17,388
      Legal fees ...............................................................................................          14,891
      Trustees' fees and expenses ..............................................................................          10,530
      Custodian fees ...........................................................................................           3,214
      Transfer agent fees ......................................................................................           3,087
Accrued expenses and other liabilities .........................................................................             532
                                                                                                                   -------------
      Total Liabilities ........................................................................................     125,452,854
                                                                                                                   -------------
NET ASSETS .....................................................................................................   $ 172,420,933
                                                                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital ................................................................................................   $ 109,059,295
Par value ......................................................................................................          64,470
Accumulated net investment loss, net of income taxes ...........................................................      (7,580,087)
Accumulated net realized gain on investments, net of income taxes ..............................................         756,194
Net unrealized appreciation of investments and interest rate cap, net of income taxes ..........................      70,121,061
                                                                                                                   -------------
      Total Net Assets .........................................................................................   $ 172,420,933
                                                                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...........................................   $       26.74
                                                                                                                   =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ....................       6,446,995
                                                                                                                   =============


                       See Notes to Financial Statements.                 Page 9

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2007

INVESTMENT INCOME:
Interest ....................................................................................................    $     108,330
Dividends ...................................................................................................           87,104
                                                                                                                 -------------
   Total investment income ..................................................................................          195,434
                                                                                                                 -------------
EXPENSES:
Interest expense ............................................................................................        3,728,049
Investment advisory fees ....................................................................................        2,501,386
Administration fees .........................................................................................          237,951
Audit and tax fees ..........................................................................................          164,876
Auction fees ................................................................................................          149,548
Legal fees ..................................................................................................           47,872
Trustees' fees and expenses .................................................................................           40,998
Transfer agent fees .........................................................................................           34,751
Printing fees ...............................................................................................           26,223
Custodian fees ..............................................................................................           22,353
Other .......................................................................................................          221,330
                                                                                                                 -------------
   Total expenses ...........................................................................................        7,175,337
                                                                                                                 -------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ...................................................................       (6,979,903)
   Current federal income tax expense ..........................................................     (330,770)
   Current income tax expense - other ..........................................................      (22,104)
   Deferred federal income tax benefit .........................................................    2,991,715
   Deferred income tax expense - other .........................................................      (10,363)
                                                                                                   ----------
   Total income tax benefit .................................................................................        2,628,478
                                                                                                                 -------------
NET INVESTMENT LOSS .........................................................................................       (4,351,425)
                                                                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
 Investments ................................................................................................       19,901,592
 Foreign currency ...........................................................................................            2,299
                                                                                                                 -------------
Net realized gain (loss) before taxes .......................................................................       19,903,891
                                                                                                                 -------------
   Deferred federal income tax expense .........................................................   (7,354,553)
                                                                                                   ----------
   Total income tax expense .................................................................................       (7,354,553)
                                                                                                                 -------------
Net realized gain (loss) on investments and foreign currency ................................................       12,549,338
                                                                                                                 -------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments ..............................................................................................       10,978,096
   Foreign currency .........................................................................................            8,493
   Interest rate cap ........................................................................................         (168,229)
                                                                                                                 -------------
Net change in unrealized appreciation (depreciation) before taxes ...........................................       10,818,360
                                                                                                                 -------------
   Deferred federal income tax expense .........................................................   (3,846,453)
   Deferred income tax benefit - other .........................................................      232,628
                                                                                                   ----------
   Total income tax expense .................................................................................       (3,613,825)
                                                                                                                 -------------
Net change in unrealized appreciation (depreciation) ........................................................        7,204,535
                                                                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .....................................................................       19,753,873
                                                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................................    $  15,402,448
                                                                                                                 =============


Page 10                See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         YEAR           YEAR
                                                                                                        ENDED          ENDED
                                                                                                     11/30/2007      11/30/2006
                                                                                                   -------------   -------------
OPERATIONS:
Net investment loss ............................................................................   $  (4,351,425)  $  (3,228,662)
Net realized gain (loss) .......................................................................      12,549,338         671,112
Net change in unrealized appreciation (depreciation) ...........................................       7,204,535      33,042,795
                                                                                                   -------------   -------------
Net increase (decrease) in net assets resulting from operations ................................      15,402,448      30,485,245
                                                                                                   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gain ......................................................................      (9,831,668)             --
Return of capital ..............................................................................              --      (8,864,619)
                                                                                                   -------------   -------------
Total distributions to shareholders ............................................................      (9,831,668)     (8,864,619)
                                                                                                   -------------   -------------
Net increase (decrease) in net assets ..........................................................       5,570,780      21,620,626

NET ASSETS:
Beginning of year ..............................................................................     166,850,153     145,229,527
                                                                                                   -------------   -------------
End of year ....................................................................................   $ 172,420,933   $ 166,850,153
                                                                                                   =============   =============
Accumulated net investment income (loss), net of income taxes ..................................   $  (7,580,087)  $  (3,228,662)
                                                                                                   =============   =============


                       See Notes to Financial Statements.                Page 11

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations, after income tax expense ...   $   15,402,448
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
   Purchases of investments ......................................................      (62,202,396)
   Sales of investments ..........................................................       45,422,739
   Return of capital received from investments in MLPs ...........................       16,105,668
   Net realized gain on investments ..............................................      (19,901,592)
   Net change in unrealized appreciation (depreciation) on investments ...........      (10,978,096)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest rate cap (a) .............................................          278,609
   Decrease in income tax receivable .............................................          326.002
   Decrease in interest receivable ...............................................            8,462
   Increase in dividends receivable ..............................................          (84,622)
   Decrease in prepaid expenses ..................................................           73,475
   Increase in receivable for investment securities sold .........................       (5,835,335)
   Increase in payable for investment securities purchased .......................        8,762,478
   Decrease in interest and fees due on loan and Energy Notes ....................          (12,258)
   Decrease in income tax payable ................................................         (174,842)
   Increase in investment advisory fees payable ..................................           19,486
   Increase in audit and tax fees payable ........................................           33,960
   Decrease in legal fees payable ................................................          (52,669)
   Decrease in printing fees payable .............................................          (19,767)
   Decrease in administrative fees payable .......................................             (601)
   Increase in transfer agent fees payable .......................................              386
   Increase in custodian fees payable ............................................            1,126
   Increase in Trustees' fees and expenses payable ...............................              530
   Decrease in accrued expenses ..................................................          (24,823)
   Increase in deferred income tax liability .....................................        7,963,189
                                                                                     --------------
CASH USED BY OPERATING ACTIVITIES ................................................                    $  (4,888,443)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Distributions paid ............................................................       (9,831,668)
   Issuance of loan ..............................................................       21,350,000
   Repayment of loan .............................................................       (6,100,000)
                                                                                     --------------
CASH FLOWS FROM FINANCING ACTIVITIES .............................................                        5,418,332
                                                                                                      -------------
Increase in cash .................................................................                          529,889
Cash at beginning of period ......................................................                        2,366,105
                                                                                                      -------------
Cash at end of period ............................................................                    $   2,895,994
                                                                                                      =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .........................................                    $   3,740,307
                                                                                                      =============

----------
(a) Includes net change in unrealized appreciation (depreciation) on interest rate cap of $(168,229).


Page 12                See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      YEAR           YEAR         YEAR           PERIOD
                                                                     ENDED          ENDED        ENDED            ENDED
                                                                 11/30/2007(1)   11/30/2006   11/30/2005     11/30/2004(a)
                                                                 -------------   ----------   ----------     --------------
Net asset value, beginning of period .........................   $       25.88   $    22.53   $    21.34     $        19.10 (b)
                                                                 -------------   ----------   ----------     --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................................           (0.67)       (0.50)       (0.34)             (0.13)
Net realized and unrealized gain (loss) on investments and
interest rate cap ............................................            3.06         5.23         2.86               2.74
                                                                 -------------   ----------   ----------     --------------
Total from investment operations after income tax ............            2.39         4.73         2.52               2.61
                                                                 -------------   ----------   ----------     --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ............................................           (1.53)          --        (0.88)                --
Return of capital ............................................              --        (1.38)       (0.45)             (0.33)
                                                                 -------------   ----------   ----------     --------------
Total from distributions .....................................           (1.53)       (1.38)       (1.33)             (0.33)
                                                                 -------------   ----------   ----------     --------------
Common Shares offering costs charged to paid-in capital ......              --           --           --              (0.04)
                                                                 -------------   ----------   ----------     --------------
Net asset value, end of period ...............................   $       26.74   $    25.88   $    22.53     $        21.34
                                                                 =============   ==========   ==========     ==============
Market value, end of period ..................................   $       23.82   $    24.49   $    20.92     $        22.12
                                                                 =============   ==========   ==========     ==============
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) ................            9.38%       22.23%       11.96%(f)          13.53%
                                                                 =============   ==========   ==========     ==============
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ...................            2.96%       24.57%        0.29%             12.38%
                                                                 =============   ==========   ==========     ==============
Net assets, end of period (in 000's) .........................   $     172,421   $  166,850   $  145,230     $      136,993
------------------------------------------------------------------------------

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
   Including current and deferred income taxes before
     waiver (g) ..............................................            8.52%       14.47%        8.62%             18.38%(h)
   Including current and deferred income taxes after
     waiver (g) ..............................................            8.52%       14.29%        8.31%             18.09%(h)
   Excluding current and deferred income taxes
     before waiver ...........................................            3.94%        3.63%        2.64%              2.20%(h)
   Excluding current and deferred income taxes
     after waiver ............................................            3.94%        3.45%        2.33%              1.91%(h)
   Excluding current and deferred income taxes and
     interest expense after waiver ...........................            1.89%        1.76%        1.57%              1.36%(h)

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
   Net investment loss ratio before tax expenses .............           (3.83)%      (3.26)%      (2.29)%            (1.49)%(h)
   Net investment loss ratio including tax expenses (i) ......           (8.41)%     (14.10)%      (8.27)%           (17.67)%(h)
   Portfolio turnover rate ...................................              16%          17%          38%                35%

DEBT:
Total Energy Notes outstanding ($25,000 per note) ............           2,360        2,360        1,360                N/A
Principal amount and market value per Energy Note (j) ........   $      25,004   $   25,069   $   25,074                N/A
Asset coverage per Energy Note (k) ...........................   $      98,060   $   95,699   $  131,786                N/A
Total loan outstanding (in 000's) ............................   $      15,250          N/A          N/A     $       30,000
Asset coverage per $1,000 senior indebtedness (l) ............   $      12,306          N/A          N/A     $        5,566
------------------------------------------------------------------------------

(1) On Sepember 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners. LLC. See Footnote 3 "Investment Advisory Fee and Other Affiliated Transactions" in the Notes to Financial Statements.

(a) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(d)   Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price per share.

(f) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(g) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(h)   Annualized.

(i) Includes tax expenses associated with each component of the Statement of Operations.

(j)   Includes accumulated and unpaid interest.

(k) Calculated by subtracting the Fund's total liabilities (not including the Energy Notes) from the Fund's total assets, and dividing by the outstanding Energy Notes.

(l) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the loan outstanding.

N/A   Not applicable.


                       See Notes to Financial Statements.                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the American Stock Exchange.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC (the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, no less frequently than weekly on Friday of each week. The NAV per Common Share is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income. For the year ended November 30, 2007, distributions of $16,105,668 received from MLPs have been classified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At November 30, 2007, the Fund had no when-issued or delayed-delivery purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

C. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund currently holds the restricted securities shown in the following table. The Fund does not have the right to demand that such securities be registered. Restricted securities are valued at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

                                                                   VALUE PER      CURRENT
                                       ACQUISITION                   SHARE        CARRYING     11/30/07        % OF
SECURITY                                  DATE         SHARES      11/30/07         COST         VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Abraxas Energy Partners, L.P              05/25/07      225,090   $     16.66   $ 3,631,377   $ 3,749,999       2.18%
BreitBurn Energy Partners, L.P.           01/11/07      253,352         25.05     6,728,396     6,346,645       3.68
Clearwater Natural Resources, L.P.        08/01/05      465,471         14.00     8,601,560     6,516,594       3.78
Clearwater Natural Resources,
  L.P.- Rights                            08/01/05           17          0.00             0             0       0.00
DCP Midstream Partners, L.P.              06/22/07       86,705         39.61     3,656,350     3,434,784       1.99
EV Energy Partner, L.P                    06/01/07       88,709         35.31     2,966,429     3,131,880       1.82
Linn Energy, LLC                          01/30/07      143,633         26.06     3,621,878     3,742,421       2.17
Linn Energy, LLC, Class D                 08/31/07       69,994         24.51     2,128,105     1,715,294       0.99
                                                      ---------                 -----------   -----------      -----

                                                      1,332,971                 $31,334,095   $28,637,617      16.61%
                                                      =========                 ===========   ===========      =====

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain or reduce the amount of realized loss upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $9,831,668 paid during the year ended November 30, 2007, have been characterized as taxable dividend income for federal income tax purposes. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

E. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

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 NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain.

The Fund's provision for income taxes is calculated in accordance with SFAS No. 109 Accounting for Income Taxes and consists of the following:

Current federal income taxes ..................   $        330,770
Current other taxes ...........................             22,104
Deferred federal income taxes .................          8,209,291
Deferred other income taxes ...................           (222,265)
                                                  ----------------
Total income tax expense ......................   $      8,339,900
                                                  ================

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2007, the Fund had a net operating loss for federal and state income tax purposes of $2,209,998 and $4,119,398, respectively. The Fund's 2007 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2007 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss ....................   $        432,772
State net operating loss ......................            239,539
State income taxes ............................            131,487
Other .........................................            389,876
                                                  ----------------
Total deferred tax assets .....................          1,193,674
Less: valuation allowance .....................           (239,539)
                                                  ----------------
Net deferred tax assets .......................   $        954,135
                                                  ================
DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities .....   $     42,791,179
                                                  ----------------
Total deferred tax liabilities ................         42,791,179
                                                  ----------------
Total net deferred tax liabilities ............   $     41,837,044
                                                  ================

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate ......   $      8,309,822
State income taxes, net .......................             38,317
Change in valuation allowance .................            158,673
Other .........................................           (166,912)
                                                  ----------------
Total .........................................   $      8,339,900
                                                  ================

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 NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of November 30, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. INTEREST RATE CAP:

The Fund has entered into an interest rate cap transaction with Lehman Brothers Special Financing Inc. for the purpose of limiting the impact that higher short-term interest rates would have on the leverage costs of the Fund. The transaction has a notional amount of $34,000,000, a cap rate of 5.00% per annum and a termination date of May 3, 2010 and is marked to market with the change in value reflected in "Net change in unrealized appreciation (depreciation) on interest rate cap" on the Statement of Operations. The initial cost of the transaction, $552,500, was capitalized and is being amortized to expense on a straight line basis over the term of the transaction.

H. ACCOUNTING PRONOUNCEMENTS:

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Prior to September 14, 2007, Fiduciary Asset Management, LLC served as the Fund's sub-advisor. Effective September 14, 2007, the Board of Trustees, after careful consideration appointed Energy Income Partners, LLC ("EIP") as sub-advisor pursuant to an interim investment sub-advisory agreement pending shareholder approval of a new investment sub-advisory agreement with EIP. (See Additional Information-Sub-Advisory Agreement). On January 8, 2008, the Fund's shareholders approved the new investment sub-advisory agreement with EIP.

EIP serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust.

PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust of each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of pocket expenses in connection with all meetings. Prior to January 1, 2007, the trusts paid each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governace Committee and the Valuation Committee will be paid $2,500 to serve in such capacities with such compensation paid by the trusts in First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, each committee chairman will serve two years before rotating to serve as a chairman of another committee.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended November 30, 2007, were $62,202,396 and $45,422,739, respectively.

As of November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $126,048,761 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,073,460.

                                5. COMMON SHARES

As of November 30, 2007, 6,446,995 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

                                 6. ENERGY NOTES

The Fund's Declaration of Trust authorizes the issuance of notes as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2007, the Fund has 1,360 Series A Energy Notes and 1,000 Series B Energy Notes outstanding at a principal value of $25,000 per note. The principal amounts of the Series A and Series B Energy Notes will be due and payable on March 2, 2045 and March 30, 2046, respectively. The Series A and Series B Energy Notes offering costs of $158,761 and $99,326 and commissions of $340,000 and $250,000, respectively, were capitalized and are being amortized to expense on a straight line basis over the term of each of the Series A and Series B Energy Notes.

An auction of the Series A Energy Notes is generally held every 28 days. An Auction of the Series B Energy Notes is generally held every 7 days. The Series A and Series B Energy Notes will pay interest at annual rates that may vary for each auction rate period. Existing note holders may submit an order to buy, sell or hold such notes on each auction date.

The Series A Energy Notes annual interest rate in effect as of November 30, 2007 was 5.70%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the year ended November 30, 2007, were 6.90% and 5.24 %, respectively, and the average interest rate was 5.49%.

The Series B Energy Notes annual interest rate in effect as of November 30, 2007 was 5.00%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the year ended November 30, 2007, were 6.15% and 4.74%, respectively, and the average interest rate was 5.20%.

                               7. CREDIT AGREEMENT

The Fund has a credit agreement with the Custodial Trust Company of Bear Stearns, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $30,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. For the year ended November 30, 2007, the average amount outstanding was $10,516,340 with a weighted average interest rate of 6.23%. This credit agreement has no maturity date and can be paid or called at any time. As of November 30, 2007, the Fund had $15,250,000 in outstanding borrowings under this credit agreement, which had an interest rate of 5.78% as of November 30, 2007. The high and low annual interest rates during the year ended November 30, 2007 were 6.50% and 5.78%, respectively.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             9. RISK CONSIDERATIONS

The Fund intends to invest at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK. The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

RESTRICTED SECURITIES RISK. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              10. SUBSEQUENT EVENTS

On January 9, 2008, the Fund declared a dividend of $0.385 per share to Common Shareholders of record January 22, 2008, payable January 31, 2008.

On December 10, 2007, the Board of Trustees approved an increase in the Fund's borrowings in an aggregate amount from 30% to up to 33 1/3% of the Fund's Managed Assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Energy Income and Growth Fund (the "Fund"), including the portfolio of investments, as of November 30, 2007, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2007, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 22, 2008

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

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ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                BY-LAW AMENDMENT

On December 10, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was held on April 16, 2007. At the Annual Meeting, Trustee Keith was elected for a one-year term; Trustees Erickson and Kadlec were elected for two-year terms; and Trustees Bowen and Nielson were elected for three-year terms. The number of votes cast in favor of James A. Bowen was 5,872,316, the number of votes withheld was 36,612 and the number of abstentions was 538,067. The number of votes cast in favor of Niel B. Nielson was 5,869,239, the number of votes withheld was 39,689 and the number of abstentions was 538,067. The number of votes cast in favor of Richard E. Erickson was 5,871,089, the number of votes withheld was 37,839 and the number of abstentions was 538,067. The number of votes cast in favor of Thomas R. Kadlec was 5,871,155, the number of votes withheld was 37,773 and the number of abstentions was 538,067. The number of votes cast in favor of Robert F. Keith was 5,871,766, the number of votes withheld was 37,162 and the number of abstentions was 538,067.

The Special Meeting of Shareholders of the Common Shares of the Fund was held on January 8, 2008. At that meeting the shareholders approved the new sub-advisory agreement with Energy Income Partners, LLC. The number of votes cast for was 2,986,720, the number of votes against was 182,668 and the number of abstentions was 134,526. The Special Meeting was adjourned until January 23, 2008, with respect to the second proposal to authorize the sale of common shares at a net price less than the then-current net asset value per common share. On January 23, 2008, the Special Meeting was further adjourned until February 20, 2008 with respect to such proposal.

                           CHANGE IN INVESTMENT POLICY

The Fund may invest up to 15% of its Managed Assets in non-U.S securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments. This policy will become effective on or about April 1, 2008.

                             SUB-ADVISORY AGREEMENT

        BOARD CONSIDERATIONS REGARDING APPROVAL OF SUB-ADVISORY CONTRACTS

The Board of Trustees of Energy Income and Growth Fund (the "Fund"), including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Energy Income Partners, LLC ("EIP") at special meetings held on September 14, 2007 and September 21, 2007, respectively. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund.

In April 2007, the Board was informed that Fiduciary Asset Management, LLC ("FAMCO"), which served as the Fund's sub-advisor, had entered into a definitive agreement with Piper Jaffray Companies ("Piper Jaffray") pursuant to which Piper Jaffray agreed to acquire FAMCO (the "Transaction"). The Board was also informed that, if the Transaction was consummated, the sub-advisory agreement between the Fund, the Advisor and FAMCO (the "FAMCO Sub-Advisory Agreement") would terminate pursuant to its terms and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In light of the potential termination of the FAMCO Sub-Advisory Agreement, the Board, over the course of several months, requested and evaluated all information it deemed reasonably necessary to evaluate the various alternatives the Fund could pursue if the Transaction were completed. As part of the review process, the Board met on several occasions with representatives of the Advisor to discuss the Transaction. The Independent Trustees also asked that written requests for information be sent on their behalf to FAMCO and Piper Jaffray. On June 11, 2007, the Board met with representatives of FAMCO and Piper Jaffray and received a presentation on the Transaction. The Board was able to ask questions about

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ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2007 (UNAUDITED)

the possible effects of the Transaction on the services provided by FAMCO to the Fund. At the June 11th meeting, the Board also requested that the Advisor research and provide information on potential alternative sub-advisors for its July meeting. At the July 18, 2007 meeting, the Board met with representatives of EIP and received a presentation regarding EIP's investment style. Throughout the entire review process, the Independent Trustees were advised by their independent legal counsel.

As a result of the consummation of the Transaction and the termination of the FAMCO Sub-Advisory Agreement, the Board held a special meeting on September 14, 2007 to consider how to proceed. At this meeting, the Advisor recommended to the Board that EIP serve as the new sub-advisor for the Fund. Based on its consideration of all the information received prior to the closing of the Transaction, the Board appointed EIP as the interim sub-advisor to the Fund, pursuant to the Interim Sub-Advisory Agreement. At a special meeting on September 21, 2007, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval. The Board noted that, at the request of the Independent Trustees, the Advisor and/or EIP had agreed to bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a report from EIP responding to a request for information from the Advisor and counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by EIP (including the relevant personnel responsible for these services and their experience); the sub-advisory fee for the Fund as compared to fees charged to other clients of EIP; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on EIP; any fallout benefits to EIP; and information on EIP's compliance program. The Independent Trustees also met separately on a number of occasions with their independent legal counsel to discuss the information provided by EIP and the Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund, the Advisor and EIP are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by EIP under the Agreements. The Board noted EIP's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund. The Board considered, in particular, EIP's experience as advisor to a registered investment company and to three unregistered investment companies with portfolio strategies similar to the strategies of the Fund. The Board considered the investment performance of the Fund under FAMCO, and also considered performance information for one of the unregistered investment companies managed by EIP in a manner similar to the style to be used for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by EIP under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the FAMCO Sub-Advisory Agreement. The Board considered the proposed sub-advisory fee and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to EIP would be paid by the Advisor from its advisory fee. The Board also considered information provided by EIP as to the fees it charges to other clients, noting that the sub-advisory fee is less than the fees charged by EIP to the other investment companies it manages. On the basis of all the information provided on the fees of the Fund, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by EIP under the Agreements.

The Board considered EIP's representation that its expenses incurred in providing services to the Fund are primarily fixed in nature. The Board also considered that EIP expects that additional investments in personnel and infrastructure will be made over the course of the next twelve months. The Board concluded that the fees to be paid under the Agreements as well as under the investment management agreement with the Advisor reflect an appropriate sharing of any economies of scale. With respect to EIP's anticipated profitability under the Agreements, the Board reviewed a pro forma statement of profits and losses provided by EIP. The Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and EIP, and that EIP would be paid by the Advisor. Based on the information provided, the Board concluded that the profitability of the Agreements to EIP was anticipated to be not unreasonable. The Board considered the fall-out benefits expected to be realized by EIP from its relationship with the Fund, including possible soft dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN              OTHER
                                                                                          THE FIRST TRUST        TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH       TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS         FUND COMPLEX          DIRECTORSHIPS
 AND POSITION WITH THE FUND         LENGTH OF SERVICE          DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee    o   Two Year Term          Physician; President,                 58                   None
c/o First Trust Advisors L.P.                              Wheaton Orthopedics;
1001 Warrenville Road,          o   Since Fund             Co-owner and Co-
Suite 300                           Inception              Director (January 1996 to
Lisle, IL 60532                                            May 2007), Sports Med
D.O.B. 04/51                                               Center for Fitness;
                                                           Limited Partner,
                                                           Gundersen Real Estate
                                                           Partnership; Limited
                                                           Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       o   Two Year Term          Senior Vice President and             58                   None
c/o First Trust Advisors L.P.                              Chief Financial Officer
1001 Warrenville Road,          o   Since Fund             (May 2007 to Present),
Suite 300                           Inception              Vice President and Chief
Lisle, IL 60532                                            Financial Officer (1990 to
D.O.B. 11/57                                               May 2007), ADM
                                                           Investor Services, Inc.
                                                           (Futures Commission
                                                           Merchant); Vice
                                                           President (May 2005 to
                                                           Present), ADM
                                                           Derivatives, Inc.;
                                                           Registered Representative
                                                           (2000 to Present),
                                                           Segerdahl & Company,
                                                           Inc., a FINRA member
                                                           (Broker-Dealer)

Robert F. Keith, Trustee        o   One Year Term          President (2003 to                    58                   None
c/o First Trust Advisors L.P.                              Present), Hibs Enterprises
1001 Warrenville Road,          o   Since June 2006        (Financial and
Suite 300                                                  Management Consulting);
Lisle, IL 60532                                            President (2001 to 2003),
D.O.B. 11/56                                               Aramark Service Master
                                                           Management; President
                                                           and Chief Operating
                                                           Officer (1998 to 2003),
                                                           Service Master
                                                           Management Services

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN              OTHER
                                                                                          THE FIRST TRUST        TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH       TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS         FUND COMPLEX          DIRECTORSHIPS
 AND POSITION WITH THE FUND         LENGTH OF SERVICE          DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------

Niel B. Nielson, Trustee        o   Three Year Term        President (June 2002 to               58           Director of Covenant
c/o First Trust Advisors L.P.                              Present), Covenant                                 Transport Inc.
1001 Warrenville Road,          o   Since Fund             College
Suite 300                           Inception
Lisle, IL 60532
D.O.B. 03/54

----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen 1, Trustee,      o   Three Year Trustee     President, First Trust                58           Trustee of Wheaton
President, Chairman of the          Term and               Advisors L.P. and First                            College
Board and CEO                       Indefinite Officer     Trust Portfolios L.P.;
1001 Warrenville Road,              Term                   Chairman of the Board of
Suite 300                                                  Directors, BondWave
Lisle, IL 60532                 o   Since Fund             LLC (Software
D.O.B. 09/55                        Inception              Development
                                                           Company/Broker-Dealer)
                                                           and Stonebridge Advisors
                                                           LLC (Investment
                                                           Advisor)

     NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
                                      OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------

Mark R. Bradley          Treasurer, Controller,     o   Indefinite term        Chief Financial Officer,
1001 Warrenville Road,   Chief Financial Officer                               First Trust Advisors L.P.
Suite 300                and Chief Accounting       o   Since Fund Inception   and First Trust Portfolios
Lisle, IL 60532          Officer                                               L.P.; Chief Financial
D.O.B. 11/57                                                                   Officer, BondWave LLC
                                                                               (Software Development
                                                                               Company/Broker-Dealer)
                                                                               and Stonebridge Advisors
                                                                               LLC (Investment Advisor)

----------
1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

     NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
                                OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------

Kelley Christensen       Vice President             o   Indefinite term        Assistant Vice President,
1001 Warrenville Road,                                                         First Trust Advisors L.P.
Suite 300                                           o   Since December 2006    and First Trust Portfolios
Lisle, IL 60532                                                                L.P.
D.O.B. 09/70

James M. Dykas           Assistant Treasurer        o   Indefinite term        Senior Vice President
1001 Warrenville Road,                                                         (April 2007 to Present),
Suite 300                                           o   Since Fund Inception   Vice President (January
Lisle, IL 60532                                                                2005 to April 2007), First
D.O.B. 01/66                                                                   Trust Advisors L.P. and
                                                                               First Trust Portfolios L.P.;
                                                                               Executive Director
                                                                               (December 2002 to
                                                                               January 2005), Vice
                                                                               President (December 2000
                                                                               to December 2002), Van
                                                                               Kampen Asset
                                                                               Management and Morgan
                                                                               Stanley Investment
                                                                               Management

Christopher Fallow       Assistant Vice President   o   Indefinite term        Assistant Vice President
1001 Warrenville Road,                                                         (August 2006 to Present),
Suite 300                                           o   Since December 2006    Associate (January 2005
Lisle, IL 60532                                                                to August 2006), First
D.O.B. 04/79                                                                   Trust Advisors L.P. and
                                                                               First Trust Portfolios L.P.;
                                                                               Municipal Bond Trader
                                                                               (July 2001 to January
                                                                               2005), BondWave LLC
                                                                               (Software Development
                                                                               Company/Broker-Dealer)

----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                          ENERGY INCOME AND GROWTH FUND
                                NOVEMBER 30, 2007

     NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE            DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------
                                OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------

W. Scott Jardine         Secretary and Chief        o   Indefinite term        General Counsel, First
1001 Warrenville Road,   Compliance Officer                                    Trust Advisors L.P. and
Suite 300                                           o   Since Fund Inception   First Trust Portfolios L.P.;
Lisle, IL 60532                                                                Secretary, BondWave LLC
D.O.B. 05/60                                                                   (Software Development
                                                                               Company/Broker-Dealer)
                                                                               and Stonebridge Advisors
                                                                               LLC (Investment Advisor)

Daniel J. Lindquist      Vice President             o   Indefinite term        Senior Vice President
1001 Warrenville Road,                                                         (September 2005 to
Suite 300                                           o   Since Fund Inception   Present), Vice President
Lisle, IL 60532                                                                (April 2004 to September
D.O.B. 02/70                                                                   2005), First Trust
                                                                               Advisors L.P. and First
                                                                               Trust Portfolios L.P.; Chief
                                                                               Operating Officer (January
                                                                               2004 to April 2004), Mina
                                                                               Capital Management,
                                                                               LLC; Chief Operating
                                                                               Officer (April 2000 to
                                                                               January 2004), Samaritan
                                                                               Asset Management
                                                                               Services, Inc.

Kristi A. Maher          Assistant Secretary        o   Indefinite term        Deputy General Counsel
1001 Warrenville Road,                                                         (May 2007 to Present),
Suite 300                                           o   Since Fund Inception   Assistant General Counsel
Lisle, IL 60532                                                                (March 2004 to May
D.O.B. 12/66                                                                   2007), First Trust
                                                                               Advisors L.P. and First
                                                                               Trust Portfolios L.P.;
                                                                               Associate (December 1995
                                                                               to March 2004), Chapman
                                                                               and Cutler LLP

[LOGO] FIRSTTRUST
ADVISORS L.P.

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.

     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $54,750 for 2006 and $96,500 for 2007.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2006 and $0 for 2007.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $3,000 for 2007. These fees were for additional audit work for the Registrant.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $11,000 in 2006 and $79,500 for 2007. These fees were for tax consultation and tax preparation.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $0 for 2006 and $0 for 2007.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $1,617.25 for 2006 and $878.14 for 2007. These fees were for compliance consulting services.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $39,110.50 for 2006 and $16,769 for 2007. These fees were for Canadian tax consultation, compliance consulting and AIMR-PPS Verification Services.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2006 were $12,451.25 and $70,285.50 for the Registrant and the Registrant's investment adviser, respectively and for 2007 were $83,378.14 and $23,769 for the Registrant and the Registrant's investment adviser, respectively.

     (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                 ENERGY INCOME PARTNERS PROXY VOTING GUIDELINES

1.1. POLICY

         EIP recognizes that voting rights have economic value and that the exercise of such voting rights is part of its fiduciary duty. As such, it is EIP's policy to monitor corporate actions and vote proxies on behalf of its discretionary clients generally in accordance with these policies and procedures. EIP will evaluate and vote issues in the best interest of its clients with a view toward maximizing the ultimate economic value of the investment. A proxy must be voted on behalf of all discretionary clients in a prudent manner, considering the prevailing circumstances, and in accordance with EIP's fiduciary duty. With respect to ERISA clients for which EIP is an investment manager, EIP will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client. If a proxy is received after termination of EIP's services, then the proxy will not be voted, but will be forwarded directly to the client.

         EIP has contracted with Institutional Shareholder Services, Inc. ("ISS") to provide it with proxy voting services, including, but not limited to, analyses, research, recommendations and guidelines to assist EIP in monitoring corporate actions and voting proxies on behalf of its clients. EIP has adopted the ISS Proxy Voting Manual and ISS Global Proxy Voting Guidelines (hereafter, "Proxy Voting Guidelines") as part of these policies and procedures. In addition, on an ongoing basis, EIP will identify material conflicts of interest, if any, which may arise between EIP and its clients as it relates to voting proxies to ensure that all proxies are voted in the best interest of its clients. Furthermore, EIP will review ISS's conflict procedures periodically to ascertain their adequacy.

         As further described herein, EIP has assigned a Proxy Voting Administrator to be responsible for monitoring corporate actions, conduct administrative functions with regards to proxies, and generally vote on routine matters. In addition, EIP has established a Proxy Voting Committee to be responsible for resolving proxy voting issues, for making proxy voting decisions where material conflicts of interest exist and setting policy.

1.2      PROXY VOTING GUIDELINES

         EIP will generally vote proxies in accordance with the Proxy Voting Guidelines in Appendix A. These guidelines generally provide that: (i) when EIP's view of the issuer's management is favorable, EIP will generally support current management initiatives with the exceptions as noted below and (ii) when EIP's view is that changes to the management structure would probably increase shareholder value, EIP will not support management on a variety of proposals.

         o Where there is a clear conflict between management and shareholder interests, EIP may elect to vote against management.

         o In general, EIP opposes proposals, which in its view, act to entrench management.

         o In some instances, even though EIP may support management, there are some corporate governance issues that, in spite of management objections, EIP believes should be subject to shareholder approval.

         Furthermore, with regards to certain issues including, but not limited to, option re-pricing and the terms and conditions of members of the Board of Directors, EIP will vote on a case-by-case basis, which may be different than the recommendations set forth in the Proxy Voting Guidelines. Nevertheless, in voting all proxies, EIP will take into account what is in the best economic interest of its clients. EIP will maintain documentation memorializing the decision to vote a proxy in a manner different than what is stated in the Proxy Voting Guidelines. In addition, the Proxy Voting Committee will be periodically informed of all proxies that were not voted in accordance with the Proxy Voting Guidelines.

         There may be times when EIP believes that abstaining from voting a proxy is in its client's best economic interest, such as when it is determined that the cost of voting the proxy exceeds the expected benefit to the client. As an example, voting on a foreign security may involve additional costs such as a translator or traveling to a foreign country to vote in person. Documentation will be maintained of all proxies that are not voted and the reasons thereof.

         Any person receiving an inquiry directly from a company regarding a particular proxy issue should immediately notify (via e-mail or other appropriate means) the Research Coordinator. It is EIP's general policy not to disclose its clients' ownership interests in securities or EIP's view on a specific proxy issue.

         1.3      PROXY BALLOT INFORMATION

         EIP will receive proxy ballot information directly from ISS through its VoteX platform. In the event that EIP receives any proxy ballots directly, EIP will send such ballots to ISS to be incorporated into their electronic database. All proxy ballots should be sent to the Proxy Voting Administrator who will be responsible to:

                  1. Monitor all corporate actions.

                  2. Determine  which clients  currently hold  securities of the company subject to the proxy and the total number of shares voting authority is held on behalf of EIP's clients as of the record date.

                  3. As necessary,  reconcile the information  obtained from ISS with the client's positions recorded in EIP's internal accounting system. Any discrepancies should be noted and documentation as to the resolution of such discrepancies should be maintained.

                  4. Maintain a record of any proxy ballot information received.
                     A record of the proxies EIP receives through ISS will be maintained in the ISS database.

                  5. Review the proxy ballot information.

                  6. Determine  whether  the  company is on the Proxy Watch List
                     (See Section 1.5). If so, the proxy ballot information should be forwarded to the Proxy Voting Committee for their review and decision.

                  7. Submit all instructions through the ISS VoteX platform in a timely manner (unless submitted by the research analyst or portfolio manager).

                  8. Maintain a record of the votes cast.  A record of the votes cast through ISS will be maintained in the ISS database.

                  9. Maintain  any  documentation  or data that was  material in making a decision regarding how to vote a proxy issue, or that memorializes the basis for the decision, including proxies that were not voted.

1.4      PROXY VOTING RESPONSIBILITIES

         The Proxy Voting Administrator will be responsible for making proxy voting decisions on routine matters where no material conflicts of interest exist. In making decisions, the Proxy Voting Administrator may either vote in accordance with the Proxy Voting Guidelines or forward the proxy ballot information to the Research Coordinator. The Research Coordinator will coordinate the proxy voting decision-making process by providing the proxy ballot information to the appropriate research analysts or portfolio managers (as the case may be) responsible for covering the company. The research analysts or portfolio managers will then be responsible for making a unanimous decision as to how the proxy should be voted. If the research analysts or portfolio managers do not reach a unanimous decision regarding any specific proxy issue, that proxy issue shall be forwarded to the Proxy Voting Committee for further analysis and voting resolution.

1.5      MATERIAL CONFLICTS OF INTEREST

         Given the nature of EIP's business activities, material conflicts of interest may arise between EIP and its clients with regards to voting proxies. The Proxy Voting Committee will be responsible for identifying potential material conflicts of interest. These conflicts of interest may include, but are not limited to the following:

                1.  DIRECTORSHIPS:  Certain  employees  and/or  members  of such
                    ------------
         employee's immediate household may be on the Board of Directors of public or private companies in which EIP may invest on behalf of its clients. However, a material conflict of interest will generally not exist in the case where certain employees are on the Board of Directors of public or private companies on behalf, or at the direction, of EIP. Nevertheless, EIP will review each of these situations on a case-by-case basis to confirm that no material conflicts of interest exist.

                2.  MANAGEMENT  OF  PENSION  PLANS:  EIP may  provide  portfolio
                    ------------------------------
         management services, for which it may receive compensation, to the pension plan of a public or private company in which EIP may invest on behalf of its clients.

                3. OTHER SERVICES:  EIP may provide other services, for which it
                   --------------
         may receive compensation, to public or private companies in which EIP may invest on behalf of its clients.

         The Proxy Voting Committee will maintain a list entitled, Proxy Watch List, of companies in which it believes EIP may have a potential material conflict of interest as it relates to voting proxies on behalf of its clients. The Proxy Watch List will be updated periodically to reflect any changes. The Proxy Voting Administrator will be provided with a copy of this list so that he/she can properly identify these companies and forward their proxy ballot information to the Proxy Committee.

         If it is determined that a material conflict of interest exists, the Proxy Voting Committee will vote the proxies of that company in accordance with the Proxy Voting Guidelines unless, the Proxy Voting Committee determines that it would not be in the best interest of EIP's clients. If a proxy of a company where a material conflict of interest exists is not voted in accordance with the Proxy Voting Guidelines, the Proxy Voting Committee will be required to document the basis for their decision.

         If a member of the Proxy Voting Committee has a material conflict of interest with regards to a company for which a proxy is to be voted, they shall refrain from participating in making a decision on such proxy. A majority vote of the Proxy Voting Committee members is required for a final ruling on proxy issues.

1.6      DISCLOSURE

          A. Form ADV

         EIP will include the following disclosures in Part II of its Form ADV:

                  1. A concise summary of these policies and procedures, and any amendments thereto;

                  2. An offer to provide  clients with a copy of these  policies and procedures upon request.

                  3. Information,  including contact details (Investor Relations
                     [( ) - ] or Investor_Relations@energymlp.com), as to how clients can obtain information regarding how securities held in their account were voted.

          B. Clients

         EIP will provide its clients with the disclosures included in its Form ADV and any material amendments to such disclosures. If a client requests information on how securities held in their accounts were voted, EIP will provide, at a minimum, the following information: (i) the name of the issuer;
(ii) the proposal voted upon and (iii) how EIP voted the proxy.

         Client requests for information as to EIP's intentions to vote a particular proxy prior to the deadline date will be handled on a case-by-case basis. If the proxy is of a controversial nature, EIP's intentions may not be disclosed to the client.

1.7      RECORD-KEEPING

         EIP must maintain the following documents for a period of not less than five years, the first two years in its offices:

                  1. EIP's  proxy  voting  policies  and  procedures,   and  any
                     amendments thereto.

                  2. Proxy ballot  information  regarding client securities will generally be maintained in the ISS database. However, any proxy ballot information received by EIP, which is not otherwise maintained in the ISS database, will be maintained by EIP.

                  3. Records  of the votes that are cast by EIP on behalf of its clients.

                  4, Written  records  of  client/investor  requests  for  proxy information and any written response to any (written or oral) client/investor request for information on how EIP voted the proxies, including any e-mails.

                  5. Any documents  prepared by EIP that were material in making a decision regarding how to vote a proxy issue, or that memorializes the basis for the decision, including e-mails.

                  6. A   copy   of   the   written   disclosure    provided   to
                     clients/investors, which describe EIP's proxy voting policies and procedures and any related correspondence sent to clients/investors, including e-mails.

1.8      REVIEW

         These policies and procedures will be reviewed periodically in light of regulatory developments and will be amended as needed.

                  In addition, EIP will periodically evaluate the services provided by ISS and the Proxy Voting Guidelines to ensure compliance with current applicable regulatory requirements.

1.9      IDENTIFICATITON OF PERSONS

         The Proxy Voting Administrator, Research Coordinators and members of the Proxy Voting Committee are identified in Appendix B, which may be amended from time to time.

--------------------------------------------------------------------------------
                                                ISS 2007 PROXY VOTING GUIDELINES
                                                                         SUMMARY
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
LOGO
                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                                 ROCKVILLE, MD o
                                                                      20850-4045
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                                                                WWW.ISSPROXY.COM

Copyright (C) 2006 by Institutional Shareholder Services.



All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to: Institutional Shareholder Services Marketing Department 2099 Gaither Road Rockville, MD 20850 ISS is a trademark used herein under license.


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         1

                                 ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                                    EFFECTIVE FOR MEETINGS FEB 1, 2007

                                        UPDATED DECEMBER 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS........................................................6
      Adjourn Meeting...................................................... 6
      Amend Quorum Requirements.............................................6
      Amend Minor Bylaws ...................................................6
      Auditor Indemnification and Limitation of Liability.................. 6
      Auditor Ratification................................................. 6
      Change Company Name ................................................. 7
      Change Date, Time, or Location of Annual Meeting..................... 7
      Transact Other Business ............................................. 7

2. BOARD OF DIRECTORS...................................................... 8
      Voting on Director Nominees in Uncontested Elections ................ 8
      2007 Classification of Directors ................................... 10
      Age Limits ......................................................... 11
      Board Size ......................................................... 11
      Classification/Declassification of the Board........................ 11
      Cumulative Voting................................................... 11
      Director and Officer Indemnification and Liability Protection....... 12
      Establish/Amend Nominee Qualifications.............................. 12
      Filling Vacancies/Removal of Directors ............................. 12
      Independent Chair (Separate Chair/CEO............................... 13
      Majority of Independent Directors/Establishment of Committees....... 13
      Majority Vote Shareholder Proposals ................................ 13
      Office of the Board................................................. 14
      Open Access......................................................... 14
      Performance Test for Directors...................................... 14
      Stock Ownership Requirements ....................................... 15
      Term Limits ........................................................ 15

3. PROXY CONTESTS ........................................................ 16
      Voting for Director Nominees in Contested Elections................. 16
      Reimbursing Proxy Solicitation Expenses ............................ 16
      Confidential Voting................................................. 16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES........................ 17
      Advance Notice Requirements for Shareholder Proposals/Nominations .. 17
      Amend Bylaws without Shareholder Consent ........................... 17
      Poison Pills ....................................................... 17
      Shareholder Ability to Act by Written Consent....................... 17
      Shareholder Ability to Call Special Meetings........................ 17
      Supermajority Vote Requirements..................................... 17

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

5. MERGERS AND CORPORATE RESTRUCTURINGS ....................................... 18
      Overall Approach......................................................... 18
      Appraisal Rights......................................................... 18
      Asset Purchases ......................................................... 18
      Asset Sales ............................................................. 19
      Bundled Proposals........................................................ 19
      Conversion of Securities................................................. 19
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse
      Leveraged Buyouts/Wrap Plans ............................................ 19
      Formation of Holding Company ............................................ 19
      Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark.. 20
      Joint Ventures .......................................................... 20
      Liquidations............................................................. 20
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
      Acquisition.............................................................. 20
      Private Placements/Warrants/Convertible Debentures ...................... 20
      Spinoffs ................................................................ 21
      Value Maximization Proposals............................................. 21

6. STATE OF INCORPORATION ..................................................... 22
      Control Share Acquisition Provisions..................................... 22
      Control Share Cash-out Provisions ....................................... 22
      Disgorgement Provisions.................................................. 22
      Fair Price Provisions.................................................... 22
      Freeze-out Provisions.....................................................22
      Greenmail ............................................................... 22
      Reincorporation Proposals................................................ 23
      Stakeholder Provisions .................................................. 23
      State Antitakeover Statutes ............................................. 23

7. CAPITAL STRUCTURE........................................................... 24
      Adjustments to Par Value of Common Stock................................. 24
      Common Stock Authorization .............................................. 24
      Dual-Class Stock ........................................................ 24
      Issue Stock for Use with Rights Plan..................................... 24
      Preemptive Rights........................................................ 24
      Preferred Stock ......................................................... 24
      Recapitalization......................................................... 25
      Reverse Stock Splits..................................................... 25
      Share Repurchase Programs ............................................... 25
      Stock Distributions: Splits and Dividends ............................... 25
      Tracking Stock .......................................................... 25

8. EXECUTIVE AND DIRECTOR COMPENSATION ........................................ 26
    Equity Compensation Plans ..................................................26
      Cost of Equity Plans..................................................... 26
      Repricing Provisions .................................................... 26
      Pay-for Performance Disconnect........................................... 26
      Three-Year Burn Rate/Burn Rate Commitment................................ 28
      Poor Pay Practices ...................................................... 29
    Specific Treatment of Certain Award Types in Equity Plan Evaluations........30
      Dividend Equivalent Rights............................................... 30
      Liberal Share Recycling Provisions ...................................... 30
    Other Compensation Proposals and Policies ..................................30

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

      401(k) Employee Benefit Plans ........................................... 30
      Director Compensation ................................................... 30
      Director Retirement Plans................................................ 31
      Employee Stock Ownership Plans (ESOPs) .................................. 31
      Employee Stock Purchase Plans-- Qualified Plans.......................... 31
      Employee Stock Purchase Plans-- Non-Qualified Plans...................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ..... 32
      Compensation Proposals................................................... 32
      Options Backdating....................................................... 32
      Option Exchange Programs/Repricing Options............................... 32
      Stock Plans in Lieu of Cash.............................................. 33
      Transfer Programs of Stock Options ...................................... 33
    Shareholder Proposals on Compensation ..................................... 33
      Advisory Vote on Executive Compensation (Say-on-Pay) .................... 33
      Compensation Consultants- Disclosure of Board or Company's Utilization... 33
      Disclosure/Setting Levels or Types of Compensation for Executives and
      Directors................................................................ 34
      Option Repricing ........................................................ 34
      Pay for Superior Performance ............................................ 34
      Pension Plan Income Accounting .......................................... 34
      Performance-Based Awards................................................. 35
      Severance Agreements for Executives/Golden Parachutes.................... 35
      Supplemental Executive Retirement Plans (SERPs) ......................... 35

9. CORPORATE RESPONSIBILITY.................................................... 36
    Consumer Issues and Public Safety ......................................... 36
      Animal Rights............................................................ 36
      Drug Pricing ............................................................ 36
      Drug Reimportation....................................................... 36
      Genetically Modified Foods .............................................. 36
      Handguns................................................................. 37
      HIV/AIDS................................................................. 37
      Predatory Lending........................................................ 37
      Tobacco ................................................................. 38
      Toxic Chemicals.......................................................... 38
    Environment and Energy..................................................... 38
      Arctic National Wildlife Refuge ......................................... 38
      CERES Principles......................................................... 39
      Climate Change .......................................................... 39
      Concentrated Area Feeding Operations (CAFOs.............................. 39
      Environmental-Economic Risk Report....................................... 39
      Environmental Reports ................................................... 39
      Global Warming .......................................................... 40
      Kyoto Protocol Compliance................................................ 40
      Land Use................................................................. 40
      Nuclear Safety .......................................................... 40
      Operations in Protected Areas............................................ 40
      Recycling................................................................ 40
      Renewable Energy......................................................... 41
      Sustainability Report.................................................... 41
    General Corporate Issues .................................................. 41
      Charitable/Political Contributions....................................... 41
      Disclosure of Lobbying Expenditures/Initiatives ......................... 42
      Link Executive Compensation to Social Performance........................ 42
      Outsourcing/Offshoring................................................... 42
    Labor Standards and Human Rights........................................... 42
      China Principles ........................................................ 42
      Country-specific Human Rights Reports.................................... 42

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         4

      International Codes of Conduct/Vendor Standards ......................... 42
      MacBride Principles ..................................................... 43
    Military Business ......................................................... 43
      Foreign Military Sales/Offsets........................................... 43
      Landmines and Cluster Bombs.............................................. 43
      Nuclear Weapons ......................................................... 44
      Operations in Nations Sponsoring Terrorism (e.g., Iran).................. 44
      Spaced-Based Weaponization .............................................. 44

      Workplace Diversity...................................................... 44
       Board Diversity......................................................... 44
       Equal Employment Opportunity (EEO....................................... 44
       Glass Ceiling........................................................... 45
       Sexual Orientation ..................................................... 45


10. MUTUAL FUND PROXIES ....................................................... 46
      Election of Directors.................................................... 46
      Converting Closed-end Fund to Open-end Fund ............................. 46
      Proxy Contests........................................................... 46
      Investment Advisory Agreements .......................................... 46
      Approving New Classes or Series of Shares................................ 46
      Preferred Stock Proposals................................................ 46
      1940 Act Policies ....................................................... 46
      Changing a Fundamental Restriction to a Nonfundamental Restriction....... 47
      Change Fundamental Investment Objective to Nonfundamental................ 47
      Name Change Proposals.................................................... 47
      Change in Fund's Subclassification....................................... 47
      Disposition of Assets/Termination/Liquidation............................ 47
      Changes to the Charter Document ......................................... 47
      Changing the Domicile of a Fund ......................................... 48
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval..................................................... 48
      Distribution Agreements.................................................. 48
      Master-Feeder Structure.................................................. 48
      Mergers.................................................................. 48
    Shareholder Proposals for Mutual Funds..................................... 48
      Establish Director Ownership Requirement................................. 48
      Reimburse Shareholder for Expenses Incurred.............................. 48
      Terminate the Investment Advisor ........................................ 48


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         5

1. OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

         The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

         Motivation and rationale for establishing the agreements; Quality of disclosure; and Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

         An auditor has a financial interest in or association with the company, and is therefore not independent,

         There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

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

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account: The tenure of the audit firm; The length of rotation specified in the proposal; Any significant audit-related issues at the company; The number of Audit Committee meetings held each year; The number of financial experts serving on the committee; and Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         7

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

o Composition of the board and key board committees;
o Attendance at board and committee meetings;
o Corporate governance provisions and takeover activity;
o Disclosures under Section 404 of Sarbanes-Oxley Act;
o Long-term company performance relative to a market and peer index;
o Extent of the director's investment in the company;
o Existence of related party transactions;
o Whether the chairman is also serving as CEO; o Whether a retired CEO sits on the board;
o Number of outside boards at which a director serves;
o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
o        Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".
o WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

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o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
o        The company has backdated options (see "Options Backdating" policy);
o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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2007 CLASSIFICATION OF DIRECTORS
INSIDE DIRECTOR (I)

o        Employee of the company or one of its affiliates(1);
o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

o        Board attestation that an outside director is not independent;
o        Former CEO of the company;
o        Former CEO of an acquired company within the past five years;
o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;
o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
o Relative(4) of a current Section 16 officer of company or its affiliates;
o Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;
o Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o Employed by (or a relative(4) is employed by) a significant customer or supplier(6);
o Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)
o Any material financial tie or other related party transactional relationship to the company;
o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
o Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

o        Founder(8) of the company but not currently an employee;
o Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments6 from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

o No material9 connection to the company other than a board seat.

--------------------------------------------------------------------------------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

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--------------------------------------------------------------------------------
3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

8 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

9 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

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o        Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
o        Annually elected board;
o        Two-thirds of the board composed of independent directors;
o        Nominating committee composed solely of independent directors;
o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
o        Absence of superior voting rights for one or more classes of stock;
o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
o The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
o No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS


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Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
         - Serves as liaison between the chairman and the independent directors,
         - Approves information sent to the board,
         - Approves meeting agendas for the board,
         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
         - Has the authority to call meetings of the independent directors,
         - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         Two-thirds independent board;

o        All-independent key committees;
o        Established governance guidelines;
o The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
o        The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORI

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TY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
o Effectively disclosed information with respect to this structure to its shareholders;
o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

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The table below summarizes the new framework: Adopt a two-phased approach. In
2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

---------------------------------------------------------------------------------------------------------------------------------
Metrics                              Basis of Evaluation                Weighting                      2nd Weighting
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONAL PERFORMANCE                                                                                50%
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR AVERAGE PRE-TAX               MANAGEMENT EFFICIENCY              33.3%
OPERATING ROIC                       IN DEPLOYING ASSETS
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR SALES GROWTH                  TOP-LINE                           33.3%
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR EBITDA GROWTH                 CORE-EARNINGS                      33.3%
---------------------------------------------------------------------------------------------------------------------------------
SUB TOTAL                                                               100%
---------------------------------------------------------------------------------------------------------------------------------

STOCK                                                     50%
PERFORMANCE
----------------------------------------------------------------
5-YEAR TSR                           MARKET
----------------------------------------------------------------
TOTAL                                                     100%
----------------------------------------------------------------

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the target company relative to its industry; Management's track record; Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management; Likelihood that the proposed goals and objectives can be achieved (both slates); Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o        Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o        No lower than a 20% trigger, flip-in or flip-over;
o        A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price;
o        Fairness opinion;
o        Financial and strategic benefits;
o        How the deal was negotiated;
o        Conflicts of interest;
o        Other alternatives for the business;
o        Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

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o        Impact on the balance sheet/working capital;
o        Potential elimination of diseconomies;
o        Anticipated financial and operating benefits;
o        Anticipated use of funds;
o        Value received for the asset;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

o        Dilution to existing shareholders' position;
o        Terms of the offer;
o        Financial issues;
o        Management's efforts to pursue other alternatives;
o        Control issues;
o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

o        The reasons for the change;
o        Any financial or tax benefits;
o        Regulatory benefits;
o        Increases in capital structure;
o        Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
o        Adverse changes in shareholder rights.

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GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote
CASE-BY-CASE on going private transactions, taking into account the following:

o        Offer price/premium;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest;
o        Other alternatives/offers considered; and
o        Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o        Cash-out value;
o Whether the interests of continuing and cashed-out shareholders are balanced; and
o        The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

o        Percentage of assets/business contributed;
o        Percentage ownership;
o        Financial and strategic benefits;
o        Governance structure;
o        Conflicts of interest;
o        Other alternatives;
o        Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

o        Management's efforts to pursue other alternatives;
o        Appraisal value of assets; and
o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

o        Dilution to existing shareholders' position;
o        Terms of the offer;
o        Financial issues;
o        Management's efforts to pursue other alternatives;
o        Control issues;
o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

o        Tax and regulatory advantages;
o        Planned use of the sale proceeds;
o        Valuation of spinoff;
o        Fairness opinion;
o        Benefits to the parent company;
o        Conflicts of interest;
o        Managerial incentives;
o        Corporate governance changes;
o        Changes in the capital structure.
o

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

o        Prolonged poor performance with no turnaround in sight;
o        Signs of entrenched board and management;
o        Strategic plan in place for improving value;
o        Likelihood of receiving reasonable value in a sale or dissolution; and
o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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


6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

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

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
The reasons for reincorporating;
A comparison of the governance provisions;
Comparative economic benefits; and
A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

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ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

o        Rationale;
o Good performance with respect to peers and index on a five-year total shareholder return basis;
o        Absence of non-shareholder approved poison pill;
o        Reasonable equity compensation burn rate;
o        No non-shareholder approved pay plans; and
o        Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders;
o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

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

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

o        More simplified capital structure;
o        Enhanced liquidity;
o        Fairness of conversion terms;
o        Impact on voting power and dividends;
o        Reasons for the reclassification;
o        Conflicts of interest; and
o        Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

o        Adverse governance changes;
o        Excessive increases in authorized capital stock;
o        Unfair method of distribution;
o        Diminution of voting rights;
o        Adverse conversion features;
o        Negative impact on stock option plans; and
o        Alternatives such as spin-off.

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


8. EXECUTIVE AND DIRECTOR COMPENSATION EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o        The total cost of the company's equity plans is unreasonable;
o The plan expressly permits the repricing of stock options without prior shareholder approval;
o        There is a disconnect between CEO pay and the company's performance;
o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
o        the main source of the pay increase (over half) is equity-based, and
o        the CEO is a participant of the equity proposal.

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

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

         - Base salary, bonus, long-term incentives;
         - Accumulative realized and unrealized stock option and restricted stock gains;
         - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
         - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
         - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
         -  Payment if "change of control" termination occurs within 12 months:
            $_____.

o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

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The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance. (2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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

                                           2007 BURN RATE TABLE

           RUSSELL 3000                           NON-RUSSELL 3000
                                                                           Standard        Mean +
GICS               Description                            Mean             Deviation       STDEV
-----------------------------------------------------------------------------------------------------------------
     1010          Energy                                 1.37%              0.92%          2.29%
-----------------------------------------------------------------------------------------------------------------
     1510          Materials                              1.23%              0.62%          1.85%
-----------------------------------------------------------------------------------------------------------------
     2010          Capital Goods                          1.60%              0.98%          2.57%
-----------------------------------------------------------------------------------------------------------------
     2020          Commercial Services & Supplies         2.39%              1.42%          3.81%
-----------------------------------------------------------------------------------------------------------------
     2030          Transportation                         1.30%              1.01%          2.31%
-----------------------------------------------------------------------------------------------------------------
     2510          Automobiles & Components               1.93%              0.98%          2.90%
-----------------------------------------------------------------------------------------------------------------
     2520          Consumer Durables & Apparel            1.97%              1.12%          3.09%
-----------------------------------------------------------------------------------------------------------------
     2530          Hotels Restaurants & Leisure           2.22%              1.19%          3.41%
-----------------------------------------------------------------------------------------------------------------
     2540          Media                                  1.78%              0.92%          2.70%
-----------------------------------------------------------------------------------------------------------------
     2550          Retailing                              1.95%              1.10%          3.05%
-----------------------------------------------------------------------------------------------------------------
     3010,
     3020,        Food & Staples Retailing                1.66%              1.25%          2.91%
     3030
-----------------------------------------------------------------------------------------------------------------
     3510          Health Care Equipment & Services       2.87%              1.32%          4.19%
-----------------------------------------------------------------------------------------------------------------
     3520          Pharmaceuticals & Biotechnology        3.12%              1.38%          4.50%
-----------------------------------------------------------------------------------------------------------------
     4010          Banks                                  1.31%              0.89%          2.20%
-----------------------------------------------------------------------------------------------------------------
     4020          Diversified Financials                 2.13%              1.64%          3.76%
     4030          Insurance                              1.34%              0.88%          2.22%
------------------------------------------------------------------------------------------------------------------
     4040          Real Estate                            1.21%              1.02%          2.23%
-----------------------------------------------------------------------------------------------------------------
     4510          Software & Services                    3.77%              2.05%          5.82%
-----------------------------------------------------------------------------------------------------------------
     4520          Technology Hardware & Equipment        3.05%              1.65%          4.70%
-----------------------------------------------------------------------------------------------------------------
     4530          Semiconductors & Semiconductor         3.76%              1.64%          5.40%
                   Equip.
-----------------------------------------------------------------------------------------------------------------
     5010          Telecommunication Services             1.71%              0.99%          2.70%
-----------------------------------------------------------------------------------------------------------------
     5510          Utilities                              0.84%              0.51%          1.35%
-----------------------------------------------------------------------------------------------------------------


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                      Standard        Mean +
 Mean                 Deviation       STDEV
------------------------------------------------------------
     1.76%             2.01%           3.77%
------------------------------------------------------------
     2.21%             2.15%           4.36%
------------------------------------------------------------
     2.34%             1.98%           4.32%
------------------------------------------------------------
     2.25%             1.93%           4.18%
------------------------------------------------------------
     1.92%             1.95%           3.86%
------------------------------------------------------------
     2.37%             2.32%           4.69%
------------------------------------------------------------
     2.02%             1.68%           3.70%
------------------------------------------------------------
     2.29%             1.88%           4.17%
------------------------------------------------------------
     3.26%             2.36%           5.62%
------------------------------------------------------------
     2.92%             2.21%           5.14%
------------------------------------------------------------
     1.90%             2.00%           3.90%
------------------------------------------------------------
     3.51%             2.31%           5.81%
------------------------------------------------------------
     3.96%             2.89%           6.85%
------------------------------------------------------------
     1.15%             1.10%           2.25%
------------------------------------------------------------
     4.84%             5.03%           9.87%
------------------------------------------------------------
     1.60%             1.96%           3.56%
------------------------------------------------------------
     1.21%             1.02%           2.23%
------------------------------------------------------------
     5.33%             3.13%           8.46%
------------------------------------------------------------
     3.58%             2.34%           5.92%
------------------------------------------------------------
     4.48%             2.46%           6.94%
------------------------------------------------------------
     2.98%             2.94%           5.92%
------------------------------------------------------------
     0.84%             0.51%           1.35%
------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-----------------------------------------------------------------------------------------------------------------------
CHARACTERISTICS                  ANNUAL STOCK PRICE VOLATILITY     PREMIUM
-----------------------------------------------------------------------------------------------------------------------
High annual volatility           53% and higher                    1 full-value award will count as 1.5 option shares
-----------------------------------------------------------------------------------------------------------------------
Moderate annual volatility       25% - 52%                         1 full-value award will count as 2.0 option shares
-----------------------------------------------------------------------------------------------------------------------
Low annual volatility            Less than 25%                     1 full-value award will count as 4.0 option shares
-----------------------------------------------------------------------------------------------------------------------

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
Huge bonus payouts without justifiable performance linkage or proper disclosure; Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance); Egregious pension/SERP (supplemental executive retirement plan) payouts
(e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy); Excessive severance provisions (e.g., including excessive change in control payments);

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Change in control payouts without loss of job or substantial diminution of job duties; Internal pay disparity;
Options backdating (covered in a separate policy);
and Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o     Vesting schedule or mandatory holding/deferral period:
         - A minimum vesting of three years for stock options or restricted stock; or
         - Deferred stock payable at the end of a three-year deferral period.
         o     Mix between cash and equity:
         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity;

or

         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites provided to non-employee directors; and Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

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Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value; or Offering period is greater than 27 months; or The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company); Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

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Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
Rationale for the re-pricing--was the stock price decline beyond management's control? Is this a value-for-value exchange?
Are surrendered stock options added back to the plan reserve?
Option vesting--does the new option vest immediately or is there a black-out period?
Term of the option--the term should remain the same as that of the replaced option;
Exercise price--should be set at fair market or a premium to market; Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

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Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
Executive officers and non-employee directors are excluded from participating; Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:
the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:
What aspects of the company's annual and long -term equity incentive programs are performance driven?
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
Can shareholders assess the correlation between pay and performance based on the current disclosure?
What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

The triggering mechanism should be beyond the control of management; The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
The company is conducting animal testing programs that are unnecessary or not required by regulation;
The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance;
The company's standards are comparable to or better than those of peer firms;
and
There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering: The existing level of disclosure on pricing policies;

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Deviation from established industry pricing norms;
The company's existing initiatives to provide its products to needy consumers; Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

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HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
The company's existing healthcare policies, including benefits and healthcare access for local workers;
Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
Whether the company has adequately disclosed the financial risks of its subprime business;
Whether the company has been subject to violations of lending laws or serious lending controversies;
Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
Whether the company complies with all local ordinances and regulations;
The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
The risk of any health-related liabilities.

Advertising to youth:
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
Whether the company has gone as far as peers in restricting advertising; Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
The percentage of the company's business affected; The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
The percentage of the company's business affected;
The feasibility of a spin-off; Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

Current regulations in the markets in which the company operates;
Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company;
and
The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region; The company intends to pursue operations in the ANWR; and The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; Environmentally conscious practices of peer companies, including endorsement of CERES; Costs of membership and implementation.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities; The company's level of disclosure is comparable to or better than information provided by industry peers; and
There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including

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compliance monitoring; or
The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

The feasibility of financially quantifying environmental risk factors;
The company's compliance with applicable legislation and/or regulations regarding environmental performance;
The costs associated with implementing improved standards;
The potential costs associated with remediation resulting from poor environmental performance; and
The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
The company does not maintain operations in Kyoto signatory markets;
The company already evaluates and substantially discloses such information; or, Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

The company stands out amongst its peers or competitors as having significant problems with safety or

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environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
The company does not currently have operations or plans to develop operations in these protected regions; or,
The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
The nature of the company's business and the percentage affected;
The extent that peer companies are recycling;
The timetable prescribed by the proposal;
The costs and methods of implementation;
Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities; and The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
The public availability of a policy on political contributions.

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Vote AGAINST proposals barring the company from making political contributions.
Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

The relevance of the issue to be linked to pay;
The degree that social performance is already included in the company's pay structure and disclosed;
The degree that social performance is used by peer companies in setting pay; Violations or complaints filed against the company relating to the particular social performance measure;
Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee; Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

Risks associated with certain international markets;
The utility of such a report to shareholders;
The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

There are serious controversies surrounding the company's China operations; and
The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

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COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

The nature and amount of company business in that country; The company's workplace code of conduct; Proprietary and confidential information involved; Company compliance with U.S. regulations on investing in the country; Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; Agreements with foreign suppliers to meet certain workplace standards;
Whether company and vendor facilities are monitored and how;
Company participation in fair labor organizations;
Type of business;
Proportion of business conducted overseas;
Countries of operation with known human rights abuses;
Whether the company has been recently involved in significant labor and human rights controversies or violations;
Peer company standards and practices; Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations;
The company has no recent human rights controversies or violations; or The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

Company compliance with or violations of the Fair Employment Act of 1989; Company antidiscrimination policies that already exceed the legal requirements; The cost and feasibility of adopting all nine principles;
The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
The potential for charges of reverse discrimination;
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
The level of the company's investment in Northern Ireland; The number of company employees in Northern Ireland;
The degree that industry peers have adopted the MacBride Principles;
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components;
Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs;
Whether the company currently or in the past has manufactured cluster bombs or their components;
The percentage of revenue derived from cluster bomb manufacture;
Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
The information is already publicly available; or The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business; or
The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        45

The degree of board diversity;
Comparison with peer companies;
Established process for improving board diversity; Existence of independent nominating committee; Use of outside search firm; History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

The company has well-documented equal opportunity programs;
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity;
and The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        46

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

The composition of senior management and the board is fairly inclusive;
The company has well-documented programs addressing diversity initiatives and leadership development;
The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        47

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:
Past performance as a closed-end fund;
Market in which the fund invests;
Measures taken by the board to address the discount; and Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote     CASE-BY-CASE on proxy contests, considering the following factors:

Past performance relative to its peers;
Market in which fund invests;
Measures taken by the board to address the issues;
Past shareholder activism, board activity, and votes on related proposals; Strategy of the incumbents versus the dissidents;
Independence of directors; Experience and skills of director candidates; Governance profile of the company;
Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
Proposed and current fee schedules;
Fund category/investment objective;
Performance benchmarks; Share price performance as compared with peers; Resulting fees relative to peers;
Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
Stated specific financing purpose;
Possible dilution for common shares;
Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
Potential competitiveness; Regulatory developments; Current and potential returns; and Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
The fund's target investments;
The reasons given by the fund for the change; and The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:
Political/economic changes in the target market;
Consolidation in the target market; and
Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
Potential competitiveness;
Current and potential returns;
Risk of concentration;
Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
Strategies employed to salvage the company;
The fund's past performance;
The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
The degree of change implied by the proposal;
The efficiencies that could result;
The state of incorporation;
Regulatory standards and implications.

Vote AGAINST any of the following changes:
Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
Removal of shareholder approval requirement for amendments to the new declaration of trust;
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote     CASE-BY-CASE on re-incorporations, considering the following factors:

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        50

Regulations of both states;
Required fundamental policies of both states;
The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
Fees charged to comparably sized funds with similar objectives;
The proposed distributor's reputation and past performance;
The competitiveness of the fund in the industry;
The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:
Resulting fee structure;
Performance of both funds;
Continuity of management personnel;
Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
Performance of the fund's Net Asset Value (NAV);
The fund's history of shareholder relations;
The performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 (A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

James Murchie, Chief Executive Officer and principal of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the Registrant's portfolio.

                                     LENGTH OF
                                   SERVICE WITH
NAME           TITLE                REGISTRANT     BUSINESS EXPERIENCE PAST 5 YEARS
----           -----                ----------     --------------------------------
James Murchie  Co-Portfolio          3 months          Portfolio Manager, EIP
               Manager

Eva Pao        Co-Portfolio          3 months          Portfolio Manager, EIP
               Manager

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AS OF NOVEMBER 30, 2007

-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                                                                                                           Total Assets for
                                               Total # of                      # of Accounts Managed    which Advisory Fee is
    Name of Portfolio          Type of          Accounts      Total Assets     for which Advisory Fee    Based on Performance
 Manager or Team Member       Accounts*         Managed        (millions)     is Based on Performance         (millions)
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                              Registered
                              Investment
    1. James Murchie          Companies:           1              $369                   0                        $0
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                             Other Pooled
                              Investment
                              Vehicles:            3              $257                   3                       $220
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                           Other Accounts:         0               $0                    0                        $0
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                              Registered
                              Investment
       2. Eva Pao             Companies:           1              $369                   0                        $0
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                             Other Pooled
                              Investment
                              Vehicles:            3              $257                   3                       $220
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------
                           Other Accounts:         0               $0                    0                        $0
-------------------------- ----------------- --------------- ---------------- ------------------------- -----------------------

POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals that serve as portfolio managers of the Registrant also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee and one open-ended Mutual Fund which does not have a performance-based fee.

Decisions to buy and sell securities for the Registrant are made by EIP. Although investment decisions of each fund managed by EIP are made independently from those of other accounts managed by EIP, investments similar to those the Registrant makes may also be made for the other accounts. When the Registrant and one or more other accounts managed by EIP are prepared to invest, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by EIP to be equitable to each account.

EIP has written policies and procedures regarding Trade Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. A number of factors are taken into consideration when allocating investment opportunities among EIP's clients, including investment objectives and strategies, compliance with securities regulations, risk tolerances, tax status, size of client accounts, size of available positions, current market conditions, total portfolio invested positions and the nature of the security to be allocated. In addition, the CCO monitors conflicts that may arise in managing its accounts, including reviewing trade allocations and performance data of similarly managed accounts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP. The profits of EIP are influenced by the assets managed by the funds and the performance of the funds. While a portion of the portfolio manager's compensation is tied to performance through incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the funds' performance lags as their investment fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Registrant's portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its funds. The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.

 (A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of November 30, 2007.

                                                   Dollar Range of Fund Shares
           NAME                                    Beneficially Owned
           -----                                   ------------------
           James Murchie                           $0
           Eva Pao                                 $0

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2)   Certifications  pursuant to Rule 30a-2(a)  under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)   Not applicable.

      (b)      Certifications  pursuant to Rule 30a-2(b)  under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ENERGY INCOME AND GROWTH FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.


<